UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 17, 2014

PENDRELL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Washington	001-33008	98-0221142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

2300 Carillon Point

Kirkland, Washington 98033

(Address of Principal Executive Offices) (Zip Code)

(425) 278-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 17, 2014, Richard P. Fox, a member of the Board of Directors of Pendrell Corporation (the “Company”), informed the Company that he will not stand for re-election at the Company’s 2014 Annual Meeting of Shareholders (the “Annual Meeting”). Mr. Fox has served as a director of the Company since 2010. There is no disagreement with the Company that led to his decision not to stand for re-election. Mr. Fox is expected to remain on the Board and continue to serve as chair of the Audit Committee and a member of the Compensation Committee until the expiration of his term at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENDRELL CORPORATION

By:	/s/ Robert S. Jaffe
Robert S. Jaffe
Vice President, General Counsel and Corporate Secretary

Dated: March 21, 2014